Supplement to each currently effective Statement of Additional Information

Scudder 21st Century Growth Fund                             Scudder Large Company Growth Fund
Scudder Balanced Fund                                        The Japan Fund, Inc.
Scudder California Tax Free Fund                             Scudder Large Company Value Fund
Scudder Capital Growth Fund                                  Scudder Latin America Fund
Classic Growth Fund                                          Scudder Managed Municipal Bonds
Scudder Development Fund                                     Scudder Massachusetts Tax Free Fund
Scudder Dividend and Growth Fund                             Scudder Medium Term Tax Free Fund
Scudder Emerging Markets Growth Fund                         Scudder New York Tax Free Fund
Scudder Emerging Markets Income Fund                         Scudder Pacific Opportunities Fund
Scudder Global Bond Fund                                     Scudder Pathway Series: Balanced Portfolio
Global Discovery Fund                                        Scudder Pathway Series: Conservative Portfolio
Scudder Global Fund                                          Scudder Pathway Series: Growth Portfolio
Scudder GNMA Fund                                            Scudder S&P 500 Index Fund
Scudder Gold Fund                                            Scudder Select 1000 Growth Fund
Scudder Greater Europe Growth Fund                           Scudder Select 500 Fund
Scudder Growth and Income Fund                               Scudder Short Term Bond Fund
Scudder Health Care Fund                                     Scudder Small Company Stock Fund
Scudder High Yield Bond Fund                                 Scudder Small Company Value Fund
Scudder High Yield Tax Free Fund                             Scudder Tax Free Money Fund
Scudder Income Fund                                          Scudder Technology Fund
Scudder International Fund                                   Value Fund


The  following  information   supplements  the  disclosure  in  the  "Additional
Information About Investment Techniques" section of each Statement of Additional Information for each Fund:

Investment of Uninvested Cash Balances. Each Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which Scudder Kemper Investments acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940 (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the Investment Company Act. Investment by each Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Fund's ability to manage Uninvested Cash.

Each Fund will invest Uninvested Cash in Central Funds only to the extent that each Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.




December 1, 2000